UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Continental Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 9, 2010.

CONTINENTAL AIRLINES, INC.
CONTINENTAL AIRLINES, INC.
1600 SMITH ST.
15TH FL HQSLG
HOUSTON, TX 77002

Meeting Information
Meeting Type:     Annual Meeting
For holders as of:   04/15/10
Date:   06/09/10   Time:   10:00 a.m. CDT

Location:	The Hyatt Regency 1200 Louisiana Street Houston, TX 77002
Meeting Direction: Call (713) 654-1234 for directions
You are receiving this communication because you hold shares in Continental Airlines, Inc.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents a summary of the meeting details and proposals described in detail in the complete proxy materials available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT         2. ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of the notice and proxy statement, the annual report and the form of proxy for this and future meetings of stockholders, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before 05/26/10 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of The Following Voting Methods
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: Please check the proxy statement for directions to the meeting and instructions for voting the shares at the meeting. If you are not the record holder of the shares, you must obtain a legal proxy from the record holder to vote the shares at the meeting.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTORS NAMED BELOW.

1.	Election of Directors
	Nominees:

	01)	Kirbyjon H. Caldwell	06)	Jeffery A. Smisek

	02)	Carolyn Corvi	07)	Karen Hastie Williams

	03)	Henry L. Meyer III	08)	Ronald B. Woodard

	04)	Oscar Munoz	09)	Charles A. Yamarone

	05)	Laurence E. Simmons

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS.

2.	Approval of Incentive Plan 2010

3.	Ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE FOLLOWING PROPOSAL.

4.	Stockholder proposal related to discontinuing stock option grants to senior executives